    As filed with the Securities and Exchange Commission on December 8, 2005




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-8267



                                Kopp Funds, Inc.
               (Exact name of registrant as specified in charter)


                       7701 France Avenue South, Suite 500
                                 Edina, MN 55435
               (Address of principal executive offices) (Zip code)



                                 John P. Flakne
                                Kopp Funds, Inc.
                       7701 France Avenue South, Suite 500
                                 Edina, MN 55435
                     (Name and address of agent for service)



                                 (952) 841-0400
               Registrant's telephone number, including area code



Date of fiscal year end: September 30, 2005



Date of reporting period:  September 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

November 15, 2005

DEAR SHAREHOLDERS:

After a very difficult five-year period, aberrational for growth investors, and small-cap growth investors in particular, we believe we are in the early stages of the pendulum swinging back to favor growth over value. Valuations are certainly supportive of that. History and logic would suggest that investors will eventually be willing to pay more for higher growth, but Price Earnings Growth (PEG) ratios (P/E divided by expected earnings growth rate) have moved to such a low extreme that this is not currently the case. The Russell Value Index trades at 17.1 times earnings with a 10.9% longer term growth rate (PEG ratio 1.57), while the Russell Growth Index trades at 22.0 times earnings with an 18.9% longer term growth rate (PEG ratio 1.16). Historically, investors have been willing to pay a higher price for growth.

We believe the Fed is within a few moves of completing their tightening cycle and that the pressure on oil prices is likely to ease. At the peak, the energy analyst at highly-regarded ISI Group, an economic consulting group, commented that as much as $18-20 of the price of oil was possibly the result of speculative activity chasing oil. We're obviously seeing that dissipate. Nevertheless, the effects of both the Fed tightening and the energy price increases are likely to slow the overall economy's growth. That is not necessarily bad though, as slower, more sustainable growth is typically a good environment for equities. Work by Smith Barney's U.S. Equity Strategy group has shown that year-over-year earnings per share (EPS) growth in the 8-12% range -- toward which the S&P is moving -- generally provides the greatest probability for market gains.

KOPP EMERGING GROWTH FUND

The two primary areas of focus in the Kopp Emerging Growth Fund remain information technology and health care. We believe the macro-trends of an aging population and the continuing need for data to be transmitted, stored and secured should provide the impetus for significant growth among the emerging growth companies in which we invest.

Since the birth of the "Baby Boomers" in the 1940s and 1950s, volumes have been written about their lives and their impact on the U.S. economy. The first wave of Boomers will soon be entering retirement, transitioning from being significant consumers of materials to significant consumers of medical support and services. Approximately 40% of the Kopp Emerging Growth Fund invests in services and products to support and sustain a healthy and active life style. We believe that personalized biopharmaceuticals will make treatment of ailments more cost and time efficient. In addition, diagnostics and medical devices should continue to be demand industries as their audience (Boomers) advances in age.

Advancing needs for computing technology should continue to play a significant role in our daily lives. As the economic recovery continues, we believe that corporations will start to spend part of their accumulated cash to upgrade systems that have been in service beyond their normal life spans. The security of an ever-expanding Internet commerce community will require more secure ways to transact business. Finally, we believe that the penetration of high-speed delivery of data, voice and video will continue to grow into homes and businesses over more secure networks.

We would like to make a couple of comments on the underperformance of the Kopp Emerging Growth Fund relative to the Russell Growth in 2004 and 2005 year-to-date. The three best performing sectors in the Russell Growth Index in 2004 and so far in 2005 were as follows:

           2004                       2005 YTD
---------------------------   -------------------------
Energy                 +56%   Energy               +45%
Materials              +29%   Utilities            +20%
Industrials            +25%   Telecom Services      +2%

Our relative performance was impacted by our decision to continue our focus on Information Technology (IT) and Health Care, two sectors typically more associated with growth. IT was actually negative in both years and Health Care, while in positive territory, provided little help. It is clear that, in 2004 and the first four months of 2005, investors, for a variety of reasons, avoided growth stocks.

What we find encouraging, though, is the turn of events since late April. IT and Health Care have rebounded. The positive turn in the Fund has been particularly dramatic for networking and wireless equipment, medical devices and specialty pharmaceuticals. Please check your current account value versus April.

We have also looked at the performance of industry sectors following the end of Fed tightening during the last five cycles. Many of the sectors in which we are invested -- namely, computer networking, wireless, communications equipment and semiconductors -- have done very well in the six months following the end of Fed tightening.

We realize values are still down slightly from year end 2004. But we believe we ARE making progress.

KOPP TOTAL QUALITY MANAGEMENT FUND

The Kopp Total Quality Management Fund (TQM Fund) opened to investors in the fall of 2004. We believe companies that are effective in using quality-based management techniques have greater potential to generate positive fundamental surprises and may represent superior long-term investment opportunities. We believe this creates a distinctive approach to investing in large-cap stocks.

The TQM strategy starts with the S&P 500 Index. The companies are fundamentally evaluated to determine the depth and effectiveness of the company's commitment to quality. The TQM Fund invests in the companies receiving the highest scores relative to their peers, chosen from a cross section of economic sectors and industries.

We believe these companies are "Quality Advantaged" to outlast, outpace and outperform. A demonstrated commitment to TQM-based principles and practices, including Six Sigma and other quality oriented strategies, may lead to improved profitability, better employee relations, higher productivity, greater customer satisfaction, increased market share and improved operating performance.

Over the past year, the performance of the Kopp Total Quality Management Fund relative to its S&P 500 Index benchmark has lent support to these views. We continue to believe the distinctive TQM approach to large-cap stocks provides a very nice complement to our Emerging Growth small-cap style.

Sincerely,

/s/ L.C. KOPP

LEE KOPP
President
Kopp Investment Advisors

                  It should not be assumed that either Fund's
                    stock selection or investment philosophy
                     will be profitable or will equal past
                      performance. Because of daily market
                   fluctuations, current Fund performance may
                     also be different from the performance
                   described in this report. Small- and mid-
                      cap stocks involve greater risks and
                     volatility than those of larger, more
                  established companies. Potential for profit
                          entails possibility of loss.

                     The shareholder letter is for general
                    information only and is not intended to
                        provide specific advice or stock
                    recommendations to any individual. It is
                  also not a solicitation for the purchase or
                  sale of any security or investment advisory
                    service. The opinions in the letter are
                     those of Kopp Investment Advisors, are
                   subject to change without notice, and may
                      not come to pass. Future investment
                   decisions and commentary may be made under
                    different economic, market, and industry
                   conditions from those existing at the time
                            the letter was written.

                   A stock market index is unmanaged and does
                     not charge advisory fees, transactions
                     costs, or other expenses incurred by a
                     mutual fund. Any index will include a
                  different degree of investment in individual securities, industries, or sectors from the
                  Kopp Emerging Growth Fund or the Kopp Total
                   Quality Management Fund. The mention of an
                    index does not mean that the index is an
                     appropriate benchmark for either Fund.
                    Although the data in the letter has been
                    obtained from sources believed reliable,
                   Kopp Investment Advisors cannot guarantee
                       the accuracy of such information.

                       This report is not authorized for
                    distribution to prospective investors in
                   either Fund unless preceded or accompanied
                    by a prospectus. For more information on
                   either Fund, including current performance
                  and expenses, call 1-888-533-KOPP for a free
                       prospectus. It contains investment
                    objectives, risks, charges, expenses and
                  other information. Read it carefully before
                   you invest or send money. Each Fund should
                      be used in a program of diversified
                   investing and not as a complete investment
                                    program.

                    Kopp Funds are distributed by Centennial
                  Lakes Capital, LLC, a member of the NASD and
                   an affiliate of Kopp Investment Advisors,
                               LLC and the Funds.

                           KOPP EMERGING GROWTH FUND
                            INDUSTRY representation
--------------------------------------------------------------------------------

(PIE CHART)

Software Applications                                               10.9%
Networking                                                           8.6%
Therapeutics/Specialty Compounds                                     8.2%
Communication Components & Subsystems                                7.9%
Telecommunication Equipment                                          6.5%
Wireless Equipment                                                   6.4%
Imaging Products                                                     6.4%
Point-of-Care Diagnostics                                            5.6%
Clinical Laboratory Diagnostics                                      5.0%
Arthroscopy & Orthopedics                                            4.9%
Database & Data Warehousing                                          4.0%
Specialty Pharmaceuticals                                            3.9%
Research Supplies & Services                                         3.6%
Research Instrumentation                                             3.4%
Semicap Equipment                                                    2.5%
Genomics                                                             2.2%
E-Commerce                                                           2.1%
Information Security                                                 1.9%
Other*                                                               5.2%
Cash & Equivalents                                                   0.8%
------------------------------------------------------------        -----


* OTHER:
-----------------------------------------------------------------
Semiconductor ...................................................... 1.7%
Surgical Products .................................................. 1.1%
Machine Vision/Inspection .......................................... 0.8%
Test and Measurement ............................................... 0.6%
Industrial Automation .............................................. 0.4%
Transaction Processing ............................................. 0.4%
Internet Software/Services ......................................... 0.2%

Percentages represent market value as a percentage of total investments on 9/30/05.

                                TOP ten HOLDINGS
--------------------------------------------------------------------------------

                                              TICKER
                                              ------
 1.  REDBACK NETWORKS INC.                    RBAK
 2.  EPICOR SOFTWARE CORPORATION              EPIC
 3.  HYPERION SOLUTIONS CORPORATION           HYSL
 4.  MEDAREX, INC.                            MEDX
 5.  ARTHROCARE CORPORATION                   ARTC

                                              TICKER
                                              ------
 6.  ADC TELECOMMUNICATIONS, INC.             ADCT
 7.  SYMYX TECHNOLOGIES, INC.                 SMMX
 8.  SONOSITE, INC.                           SONO
 9.  MRO SOFTWARE, INC.                       MROI
10.  VITAL IMAGES, INC.                       VTAL

KOPP EMERGING GROWTH FUND
$10,000 INITIAL INVESTMENT MADE 10/1/97 THROUGH 9/30/05
(LINE GRAPH)

                                  KOPP EMERGING GROWTH     KOPP EMERGING GROWTH                            RUSSELL 2000(R) GROWTH
                                FUND - CLASS A (NO LOAD)   FUND - CLASS A (LOAD)   RUSSELL 2000(R) INDEX           INDEX
                                ------------------------   ---------------------   ---------------------   ----------------------
10/1/1997                                 10000                     9653                   10000                    10000
12/31/1997                                 8030                     7751                    9665                     9180
3/31/1998                                  8400                     8108                   10637                    10271
6/30/1998                                  7640                     7375                   10141                     9681
9/30/1998                                  5810                     5608                    8098                     7517
12/31/1998                                 8050                     7770                    9419                     9293
3/31/1999                                  8550                     8252                    8908                     9137
6/30/1999                                 10950                    10569                   10294                    10484
9/30/1999                                 11889                    11476                    9643                     9969
12/31/1999                                19978                    19284                   11421                    13298
3/31/2000                                 28437                    27448                   12230                    14532
6/30/2000                                 30698                    29631                   11767                    13461
9/30/2000                                 30778                    29708                   11898                    12926
12/31/2000                                19725                    19040                   11076                    10315
3/31/2001                                 12366                    11936                   10355                     8747
6/30/2001                                 15455                    14918                   11847                    10319
9/30/2001                                  9364                     9039                    9384                     7422
12/31/2001                                12768                    12324                   11352                     9363
3/31/2002                                 11294                    10901                   11804                     9180
6/30/2002                                  7414                     7156                   10818                     7739
9/30/2002                                  5083                     4907                    8503                     6074
12/31/2002                                 6167                     5953                    9026                     6530
3/31/2003                                  5766                     5566                    8621                     6277
6/30/2003                                  8292                     8003                   10640                     7792
9/30/2003                                  9863                     9520                   11606                     8608
12/31/2003                                10969                    10588                   13292                     9700
3/31/2004                                 10936                    10556                   14124                    10241
6/30/2004                                 10156                     9803                   14191                    10251
9/30/2004                                  8671                     8370                   13785                     9634
12/31/2004                                10427                    10064                   15728                    11088
3/31/2005                                  8671                     8370                   14888                    10331
6/30/2005                                  8790                     8485                   15531                    10690
9/30/2005                                  9690                     9353                   16260                    11366

                                                                   Average Annual Rate of Return*
                                                              for the Period Ended September 30, 2005
                                                        ----------------------------------------------------
                                                        One Year         Five Years         Since Inception*
                                                        --------         ----------         ----------------
Kopp Emerging Growth Fund -- Class A (no load)            11.75%          (20.64)%              (0.39)%
Kopp Emerging Growth Fund -- Class A (load)                7.84%          (21.20)%              (0.83)%
Kopp Emerging Growth Fund -- Class C (no load)            11.15%          (21.14)%               2.13 %
Kopp Emerging Growth Fund -- Class C (load)               10.15%          (21.14)%               2.13 %
Kopp Emerging Growth Fund -- Class I                      12.15%          (20.35)%              (0.01)%
Russell 2000 Index                                        17.95%            6.45 %               6.24 %
Russell 2000 Growth Index                                 17.97%           (2.54)%               1.61 %

 * Class A and Class I, October 1, 1997; Class C, February 19, 1999.

 This chart assumes an initial gross investment of $10,000 made on October 1, 1997 (commencement of operations). Returns shown include the reinvestment of dividends. For Class A Shares, a maximum 3.50% sales load is in effect. For Class C Shares, a maximum contingent deferred sales charge of 1.00% is in effect for redemptions less than one year from the purchase date. Class A Shares are sold with a 0.35% 12b-1 fee. Class C Shares are sold with a 1.00% 12b-1 fee. Performance reflects expense reimbursements, fee waivers and Advisor recovery of fees waived. Absent expense reimbursements and fee waivers for the years ended September 30, 1999 and September 30, 1998, total returns would be reduced. Absent Advisor fee-waiver recovery for the year ended September 30, 2000, total returns would be increased.

 Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than original cost. The $10,000 table and the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Indices are for illustrative purposes only, do not include expenses and are not available for investment.

 Russell 2000 Index -- A stock market index comprising the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. The Russell 2000 Index represents approximately 11% of the U.S. publicly traded equity market. The Russell 3000 Index comprises the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. equity market.

 Russell 2000 Growth Index -- A stock market index which measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
September 30, 2005

Number of
 Shares                                               Value
---------------------------------------------------------------
COMMON STOCK -- 98.8%
---------------------------------------------------------------
ARTHROSCOPY & ORTHOPEDICS -- 4.9%
  350,000   ArthroCare Corporation                 $ 14,077,000
  200,000   NuVasive, Inc.                            3,748,000
---------------------------------------------------------------
                                                     17,825,000
---------------------------------------------------------------
CLINICAL LABORATORY DIAGNOSTICS -- 5.0%
  150,000   E-Z-EM, Inc.                              2,122,500
  150,000   Gen-Probe Incorporated                    7,417,500
  400,000   TriPath Imaging, Inc.                     2,824,000
  150,000   Ventana Medical Systems, Inc.             5,710,500
---------------------------------------------------------------
                                                     18,074,500
---------------------------------------------------------------
COMMUNICATION COMPONENTS &
  SUBSYSTEMS -- 7.9%
1,100,000   Centillium Communications, Inc.           4,147,000
4,000,000   Finisar Corporation                       5,480,000
1,250,000   Mindspeed Technologies Inc.               3,012,500
4,000,000   Oplink Communications, Inc.               6,080,000
  350,000   PMC-Sierra, Inc.                          3,083,500
  300,000   Skyworks Solutions, Inc.                  2,106,000
2,480,000   Vitesse Semiconductor Corporation         4,662,400
---------------------------------------------------------------
                                                     28,571,400
---------------------------------------------------------------
DATABASE & DATA WAREHOUSING -- 4.0%
  300,000   Hyperion Solutions Corporation           14,595,000
---------------------------------------------------------------
E-COMMERCE -- 2.1%
  350,000   VeriSign, Inc.                            7,479,500
---------------------------------------------------------------
GENOMICS -- 2.2%
  750,000   CuraGen Corporation                       3,712,500
1,000,000   Sangamo BioSciences, Inc.                 4,390,000
---------------------------------------------------------------
                                                      8,102,500

Number of
 Shares                                               Value
---------------------------------------------------------------
IMAGING PRODUCTS -- 6.3%
  400,000   SonoSite, Inc.                         $ 11,872,000
  500,000   Vital Images, Inc.                       11,130,000
---------------------------------------------------------------
                                                     23,002,000
---------------------------------------------------------------
INDUSTRIAL AUTOMATION -- 0.4%
  171,470   Adept Technology, Inc.                    1,380,333
---------------------------------------------------------------
INFORMATION SECURITY -- 1.9%
1,000,000   Digimarc Corporation                      6,780,000
---------------------------------------------------------------
INTERNET SOFTWARE/SERVICES -- 0.1%
   50,000   Phase Forward Incorporated                  546,500
---------------------------------------------------------------
MACHINE VISION/INSPECTION -- 0.8%
  200,000   CyberOptics Corporation                   2,786,000
---------------------------------------------------------------
NETWORKING -- 8.6%
7,000,000   Enterasys Networks, Inc.                  9,380,000
2,000,000   Redback Networks Inc.                    19,840,000
  520,000   Verilink Corporation                        540,800
1,000,000   Visual Networks, Inc.                     1,370,000
---------------------------------------------------------------
                                                     31,130,800
---------------------------------------------------------------
POINT-OF-CARE DIAGNOSTICS -- 5.6%
  130,000   Biosite Incorporated                      8,041,800
1,000,000   Cepheid, Inc.                             7,390,000
  500,000   Quidel Corporation                        4,730,000
---------------------------------------------------------------
                                                     20,161,800
---------------------------------------------------------------
RESEARCH INSTRUMENTATION -- 3.4%
1,000,000   Caliper Life Sciences, Inc.               7,030,000
  660,000   Harvard Bioscience, Inc.                  2,013,000
3,333,000   Transgenomic, Inc.(#)                     3,333,000
---------------------------------------------------------------
                                                     12,376,000

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2005

Number of
 Shares                                               Value
---------------------------------------------------------------
RESEARCH SUPPLIES & SERVICES -- 3.6%
  500,000   Symyx Technologies, Inc.               $ 13,060,000
---------------------------------------------------------------
SEMICAP EQUIPMENT -- 2.5%
  200,000   Brooks Automation, Inc.                   2,666,000
  400,000   Trikon Technologies, Inc.                   680,000
  370,000   Zygo Corporation                          5,668,400
---------------------------------------------------------------
                                                      9,014,400
---------------------------------------------------------------
SEMICONDUCTOR -- 1.7%
1,750,000   QuickLogic Corporation(#)                 6,160,000
---------------------------------------------------------------
SOFTWARE APPLICATIONS -- 10.9%
1,420,000   Epicor Software Corporation              18,460,000
  700,000   MRO Software, Inc.                       11,788,000
  750,000   MapInfo Corporation                       9,187,500
---------------------------------------------------------------
                                                     39,435,500
---------------------------------------------------------------
SPECIALTY PHARMACEUTICALS -- 3.9%
1,275,000   DepoMed, Inc.                             8,262,000
1,600,000   InKine Pharmaceutical Company, Inc.       5,840,000
---------------------------------------------------------------
                                                     14,102,000
---------------------------------------------------------------
SURGICAL PRODUCTS -- 1.1%
  150,000   Cutera, Inc.                              3,891,000
---------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 6.4%
  600,000   ADC Telecommunications, Inc.             13,716,000
3,000,000   Tut Systems, Inc.(#)                      9,660,000
---------------------------------------------------------------
                                                     23,376,000
---------------------------------------------------------------
TEST AND MEASUREMENT -- 0.6%
  150,000   LeCroy Corporation                        2,227,500

Number of
 Shares                                               Value
---------------------------------------------------------------
THERAPEUTICS/SPECIALTY COMPOUNDS -- 8.2%
1,200,000   Array BioPharma Inc.                   $  8,616,000
  750,000   Cell Genesys, Inc.                        4,110,000
1,500,000   Medarex, Inc.                            14,280,000
1,120,120   Neose Technologies, Inc.                  2,632,282
---------------------------------------------------------------
                                                     29,638,282
---------------------------------------------------------------
TRANSACTION PROCESSING -- 0.3%
  160,000   Lightbridge, Inc.                         1,292,800
---------------------------------------------------------------
WIRELESS EQUIPMENT -- 6.4%
  360,000   EMS Technologies, Inc.                    5,893,200
  300,000   RAE Systems Inc.                          1,032,000
  290,000   RF Monolithics, Inc.                      1,769,000
4,000,000   Stratex Networks, Inc.                   10,400,000
2,000,000   Superconductor Technologies Inc.          1,200,000
2,400,000   WJ Communications, Inc.                   2,952,000
---------------------------------------------------------------
                                                     23,246,200
---------------------------------------------------------------
Total Common Stock (cost $489,526,652)              358,255,015
---------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.8%
---------------------------------------------------------------
INVESTMENT COMPANY -- 0.8%
2,894,583   First American Prime Obligations
             Fund, Class I(*)                         2,894,583
---------------------------------------------------------------
Total Short-Term Investment (cost $2,894,583)         2,894,583
---------------------------------------------------------------
Total Investments -- 99.6% (cost $492,421,235)      361,149,598
---------------------------------------------------------------
Other Assets less Liabilities -- 0.4%                 1,459,980
---------------------------------------------------------------
NET ASSETS -- 100.0%                               $362,609,578
---------------------------------------------------------------

# Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See note 7 to the Notes to the Financial Statements.

* Income producing security. All other securities are non-income producing.

                     See Notes to the Financial Statements.

                       KOPP TOTAL QUALITY MANAGEMENT FUND
                             SECTOR representation
--------------------------------------------------------------------------------

(PIE CHART)

Financials                             16.3%
Consumer Discretionary                 16.2%
Information Technology                 16.1%
Industrials                            11.5%
Health Care                            11.0%
Utilities                               7.2%
Energy                                  7.0%
Consumer Staples                        6.5%
Materials                               5.7%
Telecommunication Services              1.8%
Cash & Equivalents                      0.7%
----------------------------------    -----


Percentages represent market value as a percentage of total investments on 9/30/05.

                                TOP ten HOLDINGS
--------------------------------------------------------------------------------

                                              TICKER
                                              ------
 1.  HALLIBURTON COMPANY                      HAL
 2.  WILLAMS COMPANIES, INC.                  WMB
 3.  CONOCOPHILLIPS                           COP
 4.  ANADARKO PETROLEUM CORPORATION           APC
 5.  CATERPILLAR, INC.                        CAT

                                              TICKER
                                              ------
 6.  UNITEDHEALTH GROUP, INC.                 UNH
 7.  NATIONAL SEMICONDUCTOR CORPORATION       NSM
 8.  TEXAS INSTRUMENTS, INC.                  TXN
 9.  MOTOROLA, INC.                           MOT
10.  PROGRESSIVE CORPORATION                  PGR

KOPP TOTAL QUALITY MANAGEMENT FUND
$10,000 INITIAL INVESTMENT MADE 11/30/95 THROUGH 9/30/05
(LINE GRAPH)

                                                            KOPP TOTAL QUALITY MANAGEMENT FUND
                                                                    -CLASS I (NO LOAD)                    S&P 500 INDEX
                                                            ----------------------------------            -------------
11/30/95                                                                   10000                              10000
12/31/95                                                                    9897                              10193
3/31/96                                                                    10390                              10740
6/30/96                                                                    10588                              11222
9/30/96                                                                    10983                              11569
12/31/96                                                                   11917                              12533
3/31/97                                                                    11989                              12869
6/30/97                                                                    13568                              15115
9/30/97                                                                    14405                              16248
12/31/97                                                                   13510                              16714
3/31/98                                                                    14855                              19046
6/30/98                                                                    14020                              19675
9/30/98                                                                    12636                              17718
12/31/98                                                                   14270                              21491
3/31/99                                                                    13975                              22562
6/30/99                                                                    15884                              24152
9/30/99                                                                    15195                              22644
12/31/99                                                                   19199                              26013
3/31/00                                                                    22394                              26609
6/30/00                                                                    23649                              25903
9/30/00                                                                    20013                              25652
12/31/00                                                                   15668                              23645
3/31/01                                                                    13967                              20841
6/30/01                                                                    14312                              22061
9/30/01                                                                    12237                              18823
12/31/01                                                                   13471                              20834
3/31/02                                                                    13634                              20892
6/30/02                                                                    11644                              18093
9/30/02                                                                     9532                              14967
12/31/02                                                                   10299                              16230
3/31/03                                                                    10044                              15719
6/30/03                                                                    11329                              18138
9/30/03                                                                    11605                              18618
12/31/03                                                                   12838                              20885
3/31/04                                                                    13076                              21239
6/30/04                                                                    13423                              21605
9/30/04                                                                    13152                              21201
12/31/04                                                                   14406                              23158
3/31/05                                                                    14070                              22661
6/30/05                                                                    14417                              22971
9/30/05                                                                    14821                              23799

                                                                     Average Annual Rate of Return*
                                                                 for the Period Ended September 30, 2005
                                                      -------------------------------------------------------------
                                                      One Year      Five Years      Ten Years      Since Inception*
                                                      --------      ----------      ---------      ----------------
Kopp Total Quality Management Fund -- Class A (no
 load)                                                12.69%           --             --             12.69%
Kopp Total Quality Management Fund -- Class A (load)   8.71%           --             --              8.71%
Kopp Total Quality Management Fund -- Class C (no
 load)                                                12.69%           --             --             12.69%
Kopp Total Quality Management Fund -- Class C (load)  11.69%           --             --             11.69%
Kopp Total Quality Management Fund -- Class I         12.69%        (5.83)%          4.27%             --
S&P 500 Index                                         12.25%        (1.49)%          9.49%             --

 * Class A and Class C, September 30, 2004. At the close of business on September 30, 2004, the Kopp Total Quality Management Fund, Class I became the successor by merger to General Securities, Incorporated. Performance presented prior to September 30, 2004 for Class I, represents that of General Securities, Incorporated.

 This chart assumes an initial gross investment of $10,000 made on November 30, 1995. Returns shown include the reinvestment of dividends. For Class A Shares, a maximum 3.50% sales load is in effect. For Class C Shares, a maximum contingent deferred sales charge of 1.00% is in effect for redemptions less than one year from the purchase date. Class A Shares are sold with a 0.35% 12b-1 fee. Class C Shares are sold with a 1.00% 12b-1 fee. Performance reflects fee waivers. In the absence of fee waivers, returns would be reduced.

 Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than original cost. The $10,000 table and the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Index is for illustrative purposes only, does not include expenses and is not available for investment.

 S&P 500 Index -- An unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The average annual rate of return for this index assumes the reinvestment of dividends.

KOPP TOTAL QUALITY MANAGEMENT FUND
SCHEDULE OF INVESTMENTS

September 30, 2005

Number of
 Shares                                                Value
---------------------------------------------------------------
COMMON STOCK -- 99.3%
---------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.0%
  4,100     Boeing Company                          $   278,595
  4,100     Lockheed Martin Corporation                 250,264
---------------------------------------------------------------
                                                        528,859
---------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.9%
  2,700     FedEx Corp.                                 235,251
---------------------------------------------------------------
AIRLINES -- 1.0%
 16,800     Southwest Airlines Co.                      249,480
---------------------------------------------------------------
AUTO COMPONENTS -- 1.1%
  4,600     Johnson Controls, Inc.                      285,430
---------------------------------------------------------------
AUTOMOBILES -- 0.9%
  4,700     Harley-Davidson, Inc.                       227,668
---------------------------------------------------------------
BEVERAGES -- 1.9%
  5,200     Anheuser-Busch Companies, Inc.              223,808
  4,700     PepsiCo, Inc.                               266,537
---------------------------------------------------------------
                                                        490,345
---------------------------------------------------------------
BIOTECHNOLOGY -- 1.1%
  3,500     Amgen, Inc.*                                278,845
---------------------------------------------------------------
CAPITAL MARKETS -- 3.2%
  4,500     Merrill Lynch & Co., Inc.                   276,075
  5,600     Northern Trust Corporation                  283,080
  5,400     State Street Corporation                    264,168
---------------------------------------------------------------
                                                        823,323

Number of
 Shares                                                Value
---------------------------------------------------------------
CHEMICALS -- 2.8%
  4,400     Air Products & Chemicals, Inc.          $   242,616
  5,200     Dow Chemical Company                        216,684
  4,200     Monsanto Company                            263,550
---------------------------------------------------------------
                                                        722,850
---------------------------------------------------------------
COMMERCIAL BANKS -- 3.9%
  6,100     First Horizon National Corporation          221,735
  4,900     PNC Financial Services Group, Inc.          284,298
  3,500     SunTrust Banks, Inc.                        243,075
  4,500     Wells Fargo & Company                       263,565
---------------------------------------------------------------
                                                      1,012,673
---------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 1.9%
 12,100     Cendant Corporation                         249,744
  5,600     Pitney Bowes, Inc.                          233,744
---------------------------------------------------------------
                                                        483,488
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 3.2%
 14,000     Cisco Systems, Inc.*                        251,020
 14,700     Corning, Inc.*                              284,151
 13,400     Motorola, Inc.                              296,006
---------------------------------------------------------------
                                                        831,177
---------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.8%
  6,700     Dell, Inc.*                                 229,140
  3,100     International Business Machines
             Corporation                                248,682
---------------------------------------------------------------
                                                        477,822
---------------------------------------------------------------
CONSUMER FINANCE -- 2.1%
  5,000     American Express Company                    287,200
 10,900     MBNA Corporation                            268,576
---------------------------------------------------------------
                                                        555,776

                     See Notes to the Financial Statements.

KOPP TOTAL QUALITY MANAGEMENT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2005

Number of
 Shares                                                Value
---------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.8%
  8,600     Bemis Company, Inc.                     $   212,420
---------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.0%
  5,700     Citigroup, Inc.                             259,464
---------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
  SERVICES -- 1.8%
 10,400     Sprint Nextel Corporation                   247,312
  6,800     Verizon Communications, Inc.                222,292
---------------------------------------------------------------
                                                        469,604
---------------------------------------------------------------
ELECTRIC UTILITIES -- 4.1%
  3,400     Entergy Corporation                         252,688
  5,900     FPL Group, Inc.                             280,840
  7,400     Southern Company                            264,624
 13,300     Xcel Energy, Inc.                           260,813
---------------------------------------------------------------
                                                      1,058,965
---------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.0%
  3,800     Emerson Electric Co.                        272,840
---------------------------------------------------------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS -- 0.9%
 57,400     Solectron Corporation*                      224,434
---------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 2.4%
  5,000     Halliburton Company                         342,600
  4,100     Noble Corporation+                          280,686
---------------------------------------------------------------
                                                        623,286
---------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.9%
  6,000     Walgreen Co.                                260,700
  5,300     Wal-Mart Stores, Inc.                       232,246
---------------------------------------------------------------
                                                        492,946

Number of
 Shares                                                Value
---------------------------------------------------------------
FOOD PRODUCTS -- 1.7%
  3,900     Hershey Foods Corporation               $   219,609
 11,700     Sara Lee Corporation                        221,715
---------------------------------------------------------------
                                                        441,324
---------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.0%
  7,000     Baxter International, Inc.                  279,090
 10,600     Boston Scientific Corporation*              247,722
  5,000     Medtronic, Inc.                             268,100
---------------------------------------------------------------
                                                        794,912
---------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 4.1%
  4,600     Cardinal Health, Inc.                       291,824
  4,800     HCA, Inc.                                   230,016
  4,800     Quest Diagnostics Incorporated              242,592
  5,400     UnitedHealth Group, Inc.                    303,480
---------------------------------------------------------------
                                                      1,067,912
---------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.9%
  4,000     Marriott International, Inc. -- Class
             A                                          252,000
  4,900     Starbucks Corporation*                      245,490
---------------------------------------------------------------
                                                        497,490
---------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.9%
  3,000     Black & Decker Corporation                  246,270
  3,400     Whirlpool Corporation                       257,618
---------------------------------------------------------------
                                                        503,888
---------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.1%
  4,600     Procter & Gamble Company                    273,516
---------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.7%
  3,100     3M Co.                                      227,416
  6,700     General Electric Company                    225,589
---------------------------------------------------------------
                                                        453,005

                     See Notes to the Financial Statements.

KOPP TOTAL QUALITY MANAGEMENT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2005

Number of
 Shares                                                Value
---------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 2.1%
  6,000     Computer Sciences Corporation*          $   283,860
  6,600     First Data Corporation                      264,000
---------------------------------------------------------------
                                                        547,860
---------------------------------------------------------------
INSURANCE -- 4.2%
  4,700     Allstate Corporation                        259,863
  4,200     American International Group, Inc.          260,232
  5,800     Metlife, Inc.                               289,014
  2,800     Progressive Corporation                     293,356
---------------------------------------------------------------
                                                      1,102,465
---------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 1.0%
  6,300     eBay, Inc. *                                259,560
---------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.8%
  8,500     Eastman Kodak Company                       206,805
---------------------------------------------------------------
MACHINERY -- 3.0%
  5,200     Caterpillar, Inc.                           305,500
  3,800     Eaton Corporation                           241,490
  6,200     Ingersoll-Rand Company, Ltd. -- Class
             A+                                         237,026
---------------------------------------------------------------
                                                        784,016
---------------------------------------------------------------
MEDIA -- 2.7%
  4,000     Knight-Ridder, Inc.                         234,720
 14,100     Time Warner, Inc.                           255,351
  8,900     Walt Disney Company                         214,757
---------------------------------------------------------------
                                                        704,828
---------------------------------------------------------------
METALS & MINING -- 1.0%
  4,600     Nucor Corporation                           271,354

Number of
 Shares                                                Value
---------------------------------------------------------------
MULTILINE RETAIL -- 2.0%
  7,800     Nordstrom, Inc.                         $   267,696
  4,800     Target Corporation                          249,264
---------------------------------------------------------------
                                                        516,960
---------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED
  POWER -- 3.1%
  4,300     Constellation Energy Group                  264,880
  3,200     Dominion Resources Inc.                     275,648
  5,700     Sempra Energy                               268,242
---------------------------------------------------------------
                                                        808,770
---------------------------------------------------------------
OFFICE ELECTRONICS -- 0.9%
 17,600     Xerox Corporation*                          240,240
---------------------------------------------------------------
OIL & GAS -- 4.6%
  3,200     Anadarko Petroleum Corporation              306,400
  4,400     ConocoPhillips                              307,604
  4,100     Exxon Mobil Corporation                     260,514
 13,100     Williams Companies, Inc.                    328,155
---------------------------------------------------------------
                                                      1,202,673
---------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.0%
  3,900     Weyerhaeuser Company                        268,125
---------------------------------------------------------------
PHARMACEUTICALS -- 2.8%
  4,700     Eli Lilly and Company                       251,544
  3,900     Johnson & Johnson                           246,792
  9,500     Pfizer, Inc.                                237,215
---------------------------------------------------------------
                                                        735,551
---------------------------------------------------------------
REAL ESTATE -- 1.0%
  8,100     Equity Office Properties Trust              264,951

                     See Notes to the Financial Statements.

KOPP TOTAL QUALITY MANAGEMENT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2005

Number of
 Shares                                                Value
---------------------------------------------------------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 4.3%
 15,500     Applied Materials, Inc.                 $   262,880
 10,400     Intel Corporation                           256,360
 11,500     National Semiconductor Corporation          302,450
  8,800     Texas Instruments, Inc.                     298,320
---------------------------------------------------------------
                                                      1,120,010
---------------------------------------------------------------
SOFTWARE -- 2.9%
  6,000     Intuit, Inc.*                               268,860
 10,300     Microsoft Corporation                       265,019
 18,700     Oracle Corporation*                         231,693
---------------------------------------------------------------
                                                        765,572
---------------------------------------------------------------
SPECIALTY RETAIL -- 2.9%
  5,700     Best Buy Co., Inc.                          248,121
  6,700     Home Depot, Inc.                            255,538
 12,150     Staples, Inc.                               259,038
---------------------------------------------------------------
                                                        762,697
---------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.0%
  8,100     Coach, Inc.*                                254,016

Number of
 Shares                                                Value
---------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 0.9%
  7,400     Countrywide Financial Corporation       $   244,052
---------------------------------------------------------------
Total Common Stock (cost $21,094,690)                25,909,498
---------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.7%
---------------------------------------------------------------
INVESTMENT COMPANY -- 0.7%
187,358     First American Prime Obligations Fund,
             Class I                                    187,358
---------------------------------------------------------------
Total Short-Term Investment (cost $187,358)             187,358
---------------------------------------------------------------
Total Investments -- 100.0% (cost $21,282,048)       26,096,856
---------------------------------------------------------------
Other Assets less Liabilities -- 0.0%                    13,052
---------------------------------------------------------------
NET ASSETS -- 100.0%                                $26,109,908
---------------------------------------------------------------

* Non-income producing.

+ U.S. traded security of a foreign issuer.

                     See Notes to the Financial Statements.

KOPP FUNDS, INC.
INFORMATION ABOUT YOUR FUNDS'
EXPENSES

September 30, 2005 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any, and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September 30, 2005.

The following tables provide information about actual account values and actual expenses. The Examples below include, but are not limited to, management fees, distribution and/or service fees (12b-1), fund accounting, custody and transfer agent fees. The Examples do not include portfolio trading commissions and related expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the column heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The tables also provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of either Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

KOPP FUNDS, INC.
EXPENSE EXAMPLES

                                                                Beginning        Ending        Expenses Paid
                                                              Account Value   Account Value   During Period*
KOPP EMERGING GROWTH FUND                                        4/1/05          9/30/05      4/1/05-9/30/05
-------------------------                                     -------------   -------------   --------------
ACTUAL
    Class A                                                     $1,000.00       $1,117.50         $ 9.34
    Class I                                                      1,000.00        1,118.80           7.49
    Class C                                                      1,000.00        1,114.40          12.77
HYPOTHETICAL
  (5% ANNUAL RETURN BEFORE EXPENSES)
    Class A                                                     $1,000.00       $1,016.24         $ 8.90
    Class I                                                      1,000.00        1,018.00           7.13
    Class C                                                      1,000.00        1,012.99          12.16

                                                                Beginning        Ending        Expenses Paid
                                                              Account Value   Account Value   During Period*
KOPP TOTAL QUALITY MANAGEMENT FUND                               4/1/05          9/30/05      4/1/05-9/30/05
----------------------------------                            -------------   -------------   --------------
ACTUAL
    Class A                                                     $1,000.00       $1,053.30         $ 7.72
    Class I                                                      1,000.00        1,053.30           7.72
    Class C                                                      1,000.00        1,053.30           7.72
HYPOTHETICAL
  (5% ANNUAL RETURN BEFORE EXPENSES)
    Class A                                                     $1,000.00       $1,017.55         $ 7.59
    Class I                                                      1,000.00        1,017.55           7.59
    Class C                                                      1,000.00        1,017.55           7.59

* Expenses are equal to each Fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). For the six month period ended September 30, 2005, the annualized expense ratios of the Kopp Emerging Growth Fund, Class A, Class I, and Class C were 1.76%, 1.41%, and 2.41%, respectively. For the six month period ended September 30, 2005, the annualized expense ratios of the Kopp Total Quality Management Fund, Class A, Class I, and Class C were each capped at 1.50%.

KOPP FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2005

                                                                   Emerging       Total Quality
                                                                    Growth          Management
                                                                     Fund              Fund

------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value:
  Investments in securities of unaffiliated issuers (cost
    $446,666,728 and $21,282,048, respectively)                 $  341,996,598    $   26,096,856
  Investments in securities of affiliated issuers (cost
    $45,754,507 and $0, respectively)                               19,153,000                --
------------------------------------------------------------------------------------------------
Total investments in securities (cost $492,421,235 and
  $21,282,048, respectively)                                       361,149,598        26,096,856
Receivable for securities sold                                       4,874,156                --
Receivable from capital shares sold                                     58,169            39,559
Income receivable                                                        8,107            31,948
Prepaid expenses                                                        35,363            29,476
------------------------------------------------------------------------------------------------
Total Assets                                                       366,125,393        26,197,839
------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
  Securities purchased                                               1,463,695                --
  Capital shares redeemed                                            1,067,896             5,305
  Due to investment advisor                                            297,976            12,034
  Service fees                                                         154,316             1,656
  Transfer agent fees and expenses                                     193,201            20,941
  Administration fees                                                   95,646            10,048
  Distribution fees                                                     90,266                --
  Printing and mailing                                                  29,206             2,483
  Fund accounting fees                                                  30,968             9,624
  Audit fees                                                            20,754            20,824
  Due to affiliated distributor                                         22,724                --
Accrued other expenses                                                  49,167             5,016
------------------------------------------------------------------------------------------------
Total Liabilities                                                    3,515,815            87,931
------------------------------------------------------------------------------------------------
NET ASSETS                                                      $  362,609,578    $   26,109,908
------------------------------------------------------------------------------------------------


                     See Notes to the Financial Statements.

KOPP FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES continued
September 30, 2005

                                                                   Emerging       Total Quality
                                                                    Growth          Management
                                                                     Fund              Fund

------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
Capital stock                                                   $      403,527    $       19,737
Paid-in-capital in excess of par                                   590,753,942        20,195,863
Accumulated undistributed net investment income                             --            32,354
Accumulated net realized gain (loss) on investments                (97,276,254)        1,047,146
Unrealized net appreciation (depreciation) on investments         (131,271,637)        4,814,808
------------------------------------------------------------------------------------------------
Total Net Assets                                                $  362,609,578    $   26,109,908
------------------------------------------------------------------------------------------------
CLASS A
Net Assets                                                      $  257,308,586    $    6,469,408
Shares authorized ($0.01 par value)                              3,000,000,000     3,000,000,000
Shares issued and outstanding                                       28,775,855           489,071
Net asset value per share (note 1)                              $         8.94    $        13.23
------------------------------------------------------------------------------------------------
Maximum offering price per share (note 1)                       $         9.26    $        13.71
------------------------------------------------------------------------------------------------
CLASS I
Net Assets                                                      $   84,971,330    $   19,296,471
Shares authorized ($0.01 par value)                              3,000,000,000     3,000,000,000
Shares issued and outstanding                                        9,203,436         1,458,681
Net asset value, offering price and redemption price per
  share                                                         $         9.23    $        13.23
------------------------------------------------------------------------------------------------
CLASS C
Net Assets                                                      $   20,329,662    $      344,029
Shares authorized ($0.01 par value)                              3,000,000,000     3,000,000,000
Shares issued and outstanding                                        2,373,416            26,008
Net asset value and offering price per share (note 1)           $         8.57    $        13.23
------------------------------------------------------------------------------------------------


                     See Notes to the Financial Statements.

KOPP FUNDS, INC.
STATEMENTS OF OPERATIONS
For the year ended September 30, 2005

                                                                  Emerging      Total Quality
                                                                   Growth        Management
                                                                    Fund            Fund

---------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                       $    112,652     $  461,569
---------------------------------------------------------------------------------------------
Total investment income                                              112,652        461,569
---------------------------------------------------------------------------------------------
EXPENSES
Investment advisory fee                                            3,977,362        255,898
Service fees -- Class A                                              747,494         13,386
Service fees -- Class C                                               58,529            620
12b-1 fees -- Class A                                                298,998          5,354
12b-1 fees -- Class C                                                175,588          1,862
Transfer agent fees and expenses                                     611,239         63,009
Fund administration fees                                             304,056         30,138
Professional fees                                                     97,047         27,676
Fund accounting fees                                                  94,029         28,213
Reports to shareholders                                               71,401            158
Custody fees                                                          50,045          8,030
Federal and state registration fees                                   45,822         48,122
Directors' fees and expenses                                          28,308          1,645
Other expenses                                                       155,867         16,367
---------------------------------------------------------------------------------------------
Total expenses before waivers                                      6,715,785        500,478
Less: Waiver of expenses by investment advisor                            --       (116,638)
---------------------------------------------------------------------------------------------
Net expenses                                                       6,715,785        383,840
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (6,603,133)        77,729
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investment transactions:
  Net realized gain (loss) on investment transactions of
    unaffiliated issuers                                         (49,762,477)     1,102,056
  Net realized gain on investment transactions of affiliated
    issuers                                                       10,957,844             --
Change in unrealized appreciation (depreciation) on
  investments                                                     92,530,423      1,750,862
---------------------------------------------------------------------------------------------
Net gain on investments                                           53,725,790      2,852,918
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 47,122,657     $2,930,647
---------------------------------------------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                Year Ended       Year Ended
                                                               September 30,    September 30,
                                                                   2005             2004

---------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                            $  (6,603,133)   $  (8,782,143)
Net realized loss on investments                                 (38,804,633)     (24,350,828)
Change in unrealized appreciation (depreciation) on
  investments                                                     92,530,423      (26,955,894)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      47,122,657      (60,088,865)
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Class A:
    Proceeds from shares sold                                     16,671,259       71,432,372
    Cost of shares redeemed                                     (126,970,607)    (115,748,312)
    Redemption fees                                                    3,347            2,672
  Class I:
    Proceeds from shares sold                                     15,655,523        4,182,717
    Cost of shares redeemed                                       (7,191,612)      (4,305,534)
    Redemption fees                                                    1,166               --
  Class C:
    Proceeds from shares sold                                      4,718,646       10,136,343
    Cost of shares redeemed                                      (12,582,244)      (9,471,987)
---------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital share
  transactions                                                  (109,694,522)     (43,771,729)
---------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                     (62,571,865)    (103,860,594)
---------------------------------------------------------------------------------------------
NET ASSETS
Beginning of year                                                425,181,443      529,042,037
---------------------------------------------------------------------------------------------
End of year                                                    $ 362,609,578    $ 425,181,443
---------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                $          --    $          --
---------------------------------------------------------------------------------------------


                     See Notes to the Financial Statements.

KOPP TOTAL QUALITY MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  For the Period
                                                                                   December 1,
                                                                                       2003
                                                                  Year Ended         through        Year Ended
                                                                September 30,     September 30,    November 30,
                                                                     2005            2004(1)          2003(1)

----------------------------------------------------------------------------------------------------------------

OPERATIONS

Net investment income                                            $    77,729       $    26,313      $    68,276

Net realized gain on investments                                   1,102,056           565,729          344,247

Change in unrealized appreciation on investments                   1,750,862           939,186        1,763,998
----------------------------------------------------------------------------------------------------------------

Net increase in net assets resulting from operations               2,930,647         1,531,228        2,176,521
----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

  From net investment income:

    Class A                                                           (9,291)             --               --

    Class I                                                          (36,152)          (22,013)         (73,328)

    Class C                                                             (298)             --               --

  From net realized gain on investments:

    Class I                                                             --            (617,765)        (348,060)
----------------------------------------------------------------------------------------------------------------

Net decrease in net assets resulting from distributions to
  shareholders                                                       (45,741)         (639,778)        (421,388)
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

  Class A:

    Proceeds from shares sold                                      7,771,305              --               --

    Distributions reinvested                                           8,762              --               --

    Cost of shares redeemed                                       (1,793,357)             --               --

  Class I:

    Proceeds from shares sold                                        651,104           306,639          108,359

    Distributions reinvested                                          34,036           591,182          392,503

    Cost of shares redeemed                                       (4,401,913)       (2,258,943)      (1,938,894)

    Redemption fees                                                       88              --               --

  Class C:

    Proceeds from shares sold                                        375,423              --               --

    Distributions reinvested                                             249              --               --

    Cost of shares redeemed                                          (53,072)             --               --
----------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from capital
  share transactions                                               2,592,625        (1,361,122)      (1,438,032)
----------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            5,477,531          (469,672)         317,101
----------------------------------------------------------------------------------------------------------------

NET ASSETS

Beginning of period                                               20,632,377        21,102,049       20,784,948
----------------------------------------------------------------------------------------------------------------

End of period                                                    $26,109,908       $20,632,377      $21,102,049
----------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income                  $    32,354       $     1,184      $      --
----------------------------------------------------------------------------------------------------------------


(1) The period ended September 30, 2004 and the year ended November 30, 2003 reflect the historical financial information of General Securities, Incorporated. The assets of General Securities, Incorporated were acquired by Kopp Total Quality Management Fund at the close of business on September 30, 2004. In connection with such acquisition, the shares of General Securities, Incorporated were exchanged for Class I shares of Kopp Total Quality Management Fund.

                     See Notes to the Financial Statements.

                      (This page intentionally left blank)

KOPP EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                       Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                       Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,       Sept. 30,
                                          2005           2004           2003           2002            2001
                                       ----------     ----------     ----------     ----------      ----------
                                        Class A        Class A        Class A        Class A         Class A
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year        $ 8.00         $ 9.10         $ 4.69         $ 8.64          $30.78

----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                        (0.18)(1)      (0.17)(1)      (0.11)(1)      (0.15)(1)       (0.22)(1)
Net realized and unrealized gain
 (loss) on investments                      1.12          (0.93)          4.52          (3.80)         (19.83)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations            0.94          (1.10)          4.41          (3.95)         (20.05)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from net realized gain        --             --             --             --             (2.09)
----------------------------------------------------------------------------------------------------------------------
Redemption fees retained                    --  (2)        --             --             --              --
Net asset value, end of year              $ 8.94         $ 8.00         $ 9.10         $ 4.69          $ 8.64

----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)         $257,309       $332,684       $423,165       $217,177        $412,503
Ratio of expenses to average net
 assets                                     1.72%          1.66%          1.72%          1.69%           1.60%
Ratio of net investment loss to
 average net assets                        (1.69)%        (1.65)%        (1.71)%        (1.67)%         (1.43)%
Portfolio turnover rate(3)                  19.3%          11.0%          26.9%          17.4%            6.6%
Total return(4)                            11.75%        (12.09)%        94.03%        (45.72)%        (69.58)%

----------------------------------------------------------------------------------------------------------------------


(1) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.

(2) Less than $0.01.

(3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Total return excludes sales charges.

                                       23

    Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
    Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,
       2005           2004           2003           2002           2001           2005           2004           2003
    ----------     ----------     ----------     ----------     ----------     ----------     ----------     ----------
     Class I        Class I        Class I        Class I        Class I        Class C        Class C        Class C
-----------------------------------------------------------------------------------------------------------------------
      $ 8.23         $ 9.33         $ 4.79         $ 8.79         $31.17         $ 7.71         $ 8.83         $ 4.58

-----------------------------------------------------------------------------------------------------------------------
       (0.11)(1)      (0.13)(1)      (0.08)(1)      (0.12)(1)      (0.18)(1)      (0.23)(1)      (0.22)(1)      (0.14)(1)
        1.11          (0.97)          4.62          (3.88)        (20.11)          1.09          (0.90)          4.39
-----------------------------------------------------------------------------------------------------------------------
        1.00          (1.10)          4.54          (4.00)        (20.29)          0.86          (1.12)          4.25
-----------------------------------------------------------------------------------------------------------------------
        --             --             --             --            (2.09)          --             --             --
-----------------------------------------------------------------------------------------------------------------------
        --  (2)        --             --             --             --             --             --             --
      $ 9.23         $ 8.23         $ 9.33         $ 4.79         $ 8.79         $ 8.57         $ 7.71         $ 8.83

-----------------------------------------------------------------------------------------------------------------------
     $84,971        $66,871        $76,501        $31,920        $58,767        $20,330        $25,626        $29,376
        1.37%          1.31%          1.37%          1.34%          1.25%          2.37%          2.31%          2.37%
       (1.34)%        (1.30)%        (1.36)%        (1.32)%        (1.08)%        (2.34)%        (2.30)%        (2.36)%
        19.3%          11.0%          26.9%          17.4%           6.6%          19.3%          11.0%          26.9%
       12.15%        (11.79)%        94.78%        (45.51)%       (69.47)%        11.15%        (12.68)%        92.80%

-----------------------------------------------------------------------------------------------------------------------

     Year Ended     Year Ended
     Sept. 30,      Sept. 30,
        2002           2001
     ----------     ----------
      Class C        Class C
--------------------------------
       $ 8.49         $30.49
--------------------------------
        (0.21)(1)      (0.29)(1)
        (3.70)        (19.62)
--------------------------------
        (3.91)        (19.91)
--------------------------------
         --            (2.09)
--------------------------------
         --             --
       $ 4.58         $ 8.49
--------------------------------
      $12,364        $21,705
         2.34%          2.25%
        (2.32)%        (2.08)%
         17.4%           6.6%
       (46.05)%       (69.79)%
--------------------------------

                     See Notes to the Financial Statements.

KOPP TOTAL QUALITY MANAGEMENT FUND
FINANCIAL HIGHLIGHTS


                                                              Year Ended
                                                              Sept. 30,
                                                               2005(1)
                                                               -------
                                                               Class A
-------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                             $11.76

-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                              0.03
Net realized and unrealized gain (loss) on investments             1.46
-------------------------------------------------------------------------------
Total from investment operations                                   1.49

-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from net investment income                          (0.02)
Distributions from net realized gain                               --
-------------------------------------------------------------------------------
Total distributions to shareholders                               (0.02)
-------------------------------------------------------------------------------
Redemption fees retained                                           --
Net asset value, end of period                                   $13.23

-------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)                                $6,469
Ratio of expenses to average net assets:
 Before expense reimbursement                                      2.21%
 After expense reimbursement                                       1.50%
Ratio of net investment income (loss) to average net assets:
 Before expense reimbursement                                     (0.43)%
 After expense reimbursement                                       0.28%
Portfolio turnover rate(5)                                         35.1%
Total return(6)                                                   12.69%

-------------------------------------------------------------------------------


(1) Commenced operations at the close of business on September 30, 2004.

(2) Less than $0.01.

(3) Annualized.

(4) Not annualized.

(5) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) Total return excludes sales charges. Total return would have been lower had certain expenses not been reduced.

                For the
                Period
                Dec. 1,
                 2003
Year Ended      through      Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
Sept. 30,      Sept. 30,      Nov. 30,       Nov. 30,       Nov. 30,       Nov. 30,      Sept. 30,
   2005         2004(7)       2003(7)        2002(7)        2001(7)        2000(7)        2005(1)
----------     ---------     ----------     ----------     ----------     ----------     ----------
 Class I        Class I       Class I        Class I        Class I        Class I        Class C
--------------------------------------------------------------------------------------------------------
 $ 11.76        $ 11.31       $ 10.35        $ 13.36        $ 15.81        $ 16.93        $ 11.76

--------------------------------------------------------------------------------------------------------
    0.04           0.01          0.04           0.00           0.07           0.09           0.03
    1.45           0.81          1.15          (2.59)         (2.41)         (1.09)          1.46
--------------------------------------------------------------------------------------------------------
    1.49           0.82          1.19          (2.59)         (2.34)         (1.00)          1.49

--------------------------------------------------------------------------------------------------------
   (0.02)         (0.01)        (0.04)         (0.01)         (0.07)         (0.09)         (0.02)
    --            (0.36)        (0.19)         (0.41)         (0.04)         (0.03)          --
--------------------------------------------------------------------------------------------------------
   (0.02)         (0.37)        (0.23)         (0.42)         (0.11)         (0.12)         (0.02)
--------------------------------------------------------------------------------------------------------
    --  (2)        --            --             --             --             --             --
  $13.23         $11.76        $11.31         $10.35         $13.36         $15.81         $13.23

--------------------------------------------------------------------------------------------------------
 $19,297        $20,632       $21,102        $20,785        $28,439        $40,290           $344
    1.88%          2.07%(3)      1.97%          1.83%          1.61%          1.40%          2.86%
    1.50%          1.50%(3)      1.50%          1.50%          1.50%          1.40%          1.50%
   (0.07)%        (0.42)%(3)    (0.13)%        (0.35)%         0.35%          0.42%         (1.11)%
    0.31%          0.15%(3)      0.34%         (0.02)%         0.46%          0.42%          0.25%
    35.1%           6.0%(4)      50.0%          68.0%           1.0%           5.0%          35.1%
   12.69%          7.34%(4)     11.50%        (19.34)%       (14.86)%        (5.92)%        12.69%

--------------------------------------------------------------------------------------------------------


(7) The financial highlights for Class I as set forth herein reflect the historical financial highlights of General Securities, Incorporated. The assets of General Securities, Incorporated were acquired by Kopp Total Quality Management Fund at the close of business on September 30, 2004. In connection with such acquisition, the shares of General Securities, Incorporated were exchanged for Class I shares of Kopp Total Quality Management Fund.

                     See Notes to the Financial Statements.

KOPP FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2005

1. ORGANIZATION

Kopp Funds, Inc. (the "Corporation" or the "Funds") was incorporated on June 12, 1997, as a Minnesota corporation, and is registered as an open-end, investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Corporation consists of two series: the Kopp Emerging Growth Fund ("Emerging Growth Fund") and the Kopp Total Quality Management Fund ("Total Quality Management Fund"), each of which has separate assets and liabilities and differing investment objectives. The Emerging Growth Fund is a non-diversified series and the Total Quality Management Fund is a diversified series of the Corporation.

The Emerging Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies that Kopp Investment Advisors, LLC (the "Advisor") believes to have the potential for superior growth. The Total Quality Management Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies generally included in the S&P 500 Index that the Advisor determines are Quality Advantaged through effective use of quality-based management techniques.

The Corporation's registration statement was declared effective on September 16, 1997. The Emerging Growth Fund commenced operations on October 1, 1997 and the Total Quality Management Fund commenced operations at the close of business on September 30, 2004.

On June 25, 2004, the Board of Directors of the Corporation approved the Agreement and Plan of Reorganization providing for the acquisition of General Securities, Incorporated, an open-end management investment company in operation since 1951 ("GSI"). At the close of business on September 30, 2004, the shares of GSI were merged into Class I shares of the Total Quality Management Fund, a newly formed shell portfolio which was organized solely to acquire the assets and continue the business of GSI.

The value of the assets transferred at the time of the tax-free merger was $20,632,377. There were 1,754,266 Class I shares of the Total Quality Management Fund issued to shareholders of GSI. Net assets at the time of the merger included unrealized appreciation of $3,063,946. As a result of this transaction, GSI was designated the accounting survivor and Total Quality Management Fund was designated the legal survivor.

The Funds have issued three classes of shares: Class A, Class C and Class I. Each class of shares has identical rights and privileges except that each class bears its own expenses and exclusive voting rights on matters pertaining to the distribution plan for that class. Class A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with each Fund's prospectus. The maximum sales charge on Class A shares is 3.50% of the offering price or 3.63% of the net asset value. Investments in Class A shares above $1 million are subject to a contingent deferred sales charge at the time of redemption, in accordance with each Fund's prospectus. The maximum sales charge is 1% for redemptions within the first 24 months and 0% thereafter. Class A shares may also be subject to a 2% redemption fee on certain redemptions made within 30 days of purchase. The Class I shares are subject to a 2% redemption fee of the then current value of the shares on redemptions made within 24 months of purchase. The Class C shares are subject to a contingent deferred sales charge at the time of redemption, in accordance with each Fund's prospectus. The maximum sales charge is 1% for redemptions in the first year and 0% thereafter.

Class C shares may also be subject to a 2% redemption fee on certain redemptions made within 30 days of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Common stocks and other equity-type securities traded primarily on a national securities exchange are valued at the last sales price. For securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade is below the bid, the Funds will use the bid as the closing price. Securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Investments for which the above valuation procedures are inappropriate, when valuations are not readily available or when valuations are deemed not to reflect fair value are stated at fair value, as determined in good faith under procedures approved by the Board of Directors. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board of Directors. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on dispositions; trading in similar securities of the same issuer or comparable companies; information received from brokers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Board of Directors has approved the use of pricing services to assist the Funds in the determination of net asset value. Fixed income investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

FEDERAL INCOME TAXES

The Funds intend to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and the Funds intend to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal tax provision is recorded.

INCOME AND EXPENSES

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets of all Funds within the Corporation. Net investment income
(loss), other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amounts related to the deferral of post-October and wash sale losses.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

ILLIQUID OR RESTRICTED SECURITIES

Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Each Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to this limitation. As of September 30, 2005, the Funds held no illiquid or restricted securities.

GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

OTHER

Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds (specific identification). Dividend income is recognized on the ex-dividend date or as soon as this information is available to the Funds, and interest income is recognized on an accrual basis.

3. INCOME TAX INFORMATION

Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified. On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, the following reclassifications were made:

                       Accumulated    Undistributed
                       Net Realized   Net Investment     Capital
        Fund           Gain (Loss)    Income (Loss)       Stock
        ----           ------------   --------------     -------
Emerging Growth Fund      $  --         $6,603,133     $(6,603,133)
Total Quality
  Management Fund           940               (818)           (122)

At September 30, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

                                   Emerging       Total Quality
                                  Growth Fund    Management Fund
                                  -----------    ---------------
Cost of investments(a)           $ 493,623,085     $21,318,377
                                 -------------     -----------
Gross unrealized appreciation    $  94,635,779     $ 5,490,951
Gross unrealized depreciation     (227,109,266)       (712,472)
                                 -------------     -----------
Net unrealized appreciation
 (depreciation) on investments   $(132,473,487)    $ 4,778,479
----------------------------------------------------------------
Undistributed ordinary income    $        --       $   301,657
Undistributed long-term capital
 gain                                     --           814,172
                                 -------------     -----------
Total distributable earnings     $        --       $ 1,115,829
----------------------------------------------------------------
Other accumulated losses         $ (96,074,404)    $      --
                                 -------------     -----------
Total accumulated gains
 (losses)                        $(228,547,891)    $ 5,894,308
----------------------------------------------------------------

(a) Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to the deferral of losses on wash sales.

The distributions paid during the year ended September 30, 2005, the period ended September 30, 2004, and the year ended November 30, 2003 were characterized as follows:

                                      Total Quality Management Fund
                                              For the Period
                                             December 1, 2003
                           Year Ended            through            Year Ended
                       September 30, 2005   September 30, 2004   November 30, 2003
                       ------------------   ------------------   -----------------
Ordinary income             $45,741              $372,493             $73,328
Long-term capital
 gains                         --                 267,285             348,060

At September 30, 2005, the Emerging Growth Fund had net realized capital loss carryovers expiring as follows:

2009                                       $   187,528
2010                                           208,436
2011                                        12,647,345
2012                                        19,365,048
2013                                        19,655,453
------------------------------------------------------
                                           $52,063,810
------------------------------------------------------

To the extent that the Emerging Growth Fund realizes future net capital gains, taxable distributions to its respective shareholders will be reduced by any unused capital loss carryover as permitted by the Internal Revenue Code. During the fiscal year ended September 30, 2005, the Emerging Growth Fund recognized post-October capital losses of $25,163,801. The Emerging Growth Fund incurred losses in the amount of $44,010,594 from November 1, 2004 to September 30, 2005. As permitted by tax regulations, the Emerging Growth Fund intends to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2006.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Emerging Growth Fund were as follows:

                            Year Ended           Year Ended
                        September 30, 2005   September 30, 2004
                        ------------------   ------------------
Class A:
  Shares sold                1,912,293            7,178,931
  Shares redeemed          (14,724,105)         (12,077,135)
---------------------------------------------------------------
  Net decrease             (12,811,812)          (4,898,204)
Class I:
  Shares sold                1,878,948              385,737
  Shares redeemed             (800,345)            (457,575)
---------------------------------------------------------------
  Net increase
    (decrease)               1,078,603              (71,838)
Class C:
  Shares sold                  557,324            1,042,624
  Shares redeemed           (1,506,193)          (1,045,402)
---------------------------------------------------------------
  Net decrease                (948,869)              (2,778)

Transactions in shares of the Total Quality Management Fund were as follows:

                                       For the Period
                                        December 1,
                        Year Ended      2003 through     Year Ended
                       September 30,   September 30,    November 30,
                           2005             2004            2003
                       -------------   --------------   ------------
Class A:
 Shares sold              629,844               --              --
 Shares reinvested            681               --              --
 Shares redeemed         (141,454)              --              --
--------------------------------------------------------------------
 Net increase             489,071               --              --
Class I:
 Shares sold               51,641           25,892          10,376
 Shares reinvested          2,645           50,876          34,735
 Shares redeemed         (349,871)        (188,903)       (187,181)
--------------------------------------------------------------------
 Net decrease            (295,585)        (112,135)       (142,070)
Class C:
 Shares sold               30,174               --              --
 Shares reinvested             19               --              --
 Shares redeemed           (4,185)              --              --
--------------------------------------------------------------------
 Net increase              26,008               --              --

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Emerging Growth Fund for the year ended September 30, 2005, were $75,921,796 and $187,284,812, respectively. The aggregate purchases and sales of securities, excluding short-term investments, for the Total Quality Management Fund for the year ended September 30, 2005 were $11,347,785 and $8,866,666, respectively. There were no purchases or sales of long-term U.S. government securities.

6. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its investment advisory agreement with the Funds, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 1.00% applied to the daily net assets of each Fund.

For the fiscal year ended September 30, 2005, the Advisor contractually agreed to waive its management fee to the extent necessary to ensure that the total operating expenses for Class A, Class I and Class C of Total Quality Management Fund did not exceed 1.50%. The Advisor may recoup previously waived management fees. Management fees waived as of September 30, 2005 in the Total Quality Management Fund were $116,638.

U.S. Bancorp Fund Services, LLC, serves as accounting services agent, administrator, and transfer agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to each class of shares pursuant to which certain distribution and shareholder servicing fees may be paid to Centennial Lakes Capital, LLC (the "Distributor"). The Distributor is an affiliate of the Advisor. Under the terms of the Plan, each class of shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Funds attributable to Class A and Class I shares and up to 0.75% of the average daily net assets of the Funds attributable to Class C shares (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Funds attributable to all three classes (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. Class C shares are currently incurring 1.00%, which represents a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Distributor currently has no intention of charging any Rule 12b-1 fees in connection with the Class I shares. The Distributor is authorized to, in turn, pay all or a portion of these fees to any registered securities dealer, financial institution, or other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement. To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses.

The Plan is a "reimbursement" plan, which means that the fees paid by the Funds under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. As of September 30, 2005, there were $739,271 and $28,980 of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years for the Emerging Growth Fund and Total Quality Management Fund, respectively. Upon termination of the 12b-1 Plan, the Funds are not contractually obligated to continue paying these excess costs. As such, these amounts have not been recorded as a liability in the Funds' records.

Distribution and shareholder servicing fees incurred by the Funds, related to Class A and Class C shares, for the year ended September 30, 2005 were as follows:

                                             Class A
                                  Distribution     Shareholder
                                      Fees        Servicing Fees
                                  ------------    --------------
Emerging Growth Fund                $298,998         $747,494
Total Quality Management Fund          5,354           13,386

                                             Class C
                                  Distribution     Shareholder
                                      Fees        Servicing Fees
                                  ------------    --------------
Emerging Growth Fund                $175,588         $58,529
Total Quality Management Fund          1,862             620

The distribution and shareholder servicing fees retained by the Distributor, related to Class A and Class C shares, for the year ended September 30, 2005 were as follows:

                                             Class A
                                  Distribution     Shareholder
                                      Fees        Servicing Fees
                                  ------------    --------------
Emerging Growth Fund                $24,167          $60,421
Total Quality Management Fund           157              395

                                             Class C
                                  Distribution     Shareholder
                                      Fees        Servicing Fees
                                  ------------    --------------
Emerging Growth Fund                $38,011          $11,099
Total Quality Management Fund         1,564              521

The Emerging Growth Fund and Total Quality Management Fund were advised that the Distributor advanced $46,309 and $2,716 of distribution and shareholder servicing fees related to Class C shares, respectively, for the year ended September 30, 2005. These fees were advanced to broker/dealers who have selling agreements with the Funds.

The Emerging Growth Fund and the Total Quality Management Fund were advised that the Distributor retained front-end sales charges on Class A shares of $26,465 and $6,240, respectively, for the year ended September 30, 2005. The Emerging Growth Fund and the Total Quality Management Fund were also advised that the Distributor retained contingent deferred sales charges on Class C shares of $31,567 and $161, respectively, for the year ended September 30, 2005.

7. OTHER AFFILIATES*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of September 30, 2005 amounted to $19,153,000 representing 5.3% of net assets in the Emerging Growth Fund. Transactions during the year ended September 30, 2005 in which the issuer was an "affiliated person" are as follows:

                                                              Emerging Growth Fund
                                    EMS
                               Technologies,       Endocardial          LeCroy        QuickLogic     Transgenomic,
                                  Inc.**        Solutions, Inc.**    Corporation**    Corporation        Inc.
                               -------------    -----------------    -------------    -----------    -------------

 September 30, 2004

 Balance

 Shares                             625,000          2,135,703            600,000      1,700,000       2,800,000

 Cost                           $11,986,594        $ 8,611,113        $12,823,169     $20,015,646     $9,398,334

Gross Additions

 Shares                                --                 --                 --           50,000         533,000

 Cost                           $      --          $      --          $      --       $  209,730      $  321,935

Gross Deductions

 Shares                             265,000          2,135,703            450,000           --              --

 Cost                           $ 5,803,329        $ 8,611,113        $10,361,705     $     --        $     --

September 30, 2005

 Balance

 Shares                             360,000               --              150,000      1,750,000       3,333,000

 Cost                           $ 6,183,265        $      --          $ 2,461,464     $20,225,376     $9,720,269
------------------------------------------------------------------------------------------------------------------

Realized gain (loss)            $(1,857,221)       $15,620,943        $(2,805,878)    $        0      $        0
------------------------------------------------------------------------------------------------------------------

Investment income               $         0        $         0        $         0     $        0      $        0
------------------------------------------------------------------------------------------------------------------

                                 Emerging Growth Fund

                                  Tut
                             Systems, Inc.       Total
                             -------------       -----
 September 30, 2004
 Balance
 Shares                         1,610,000
 Cost                         $11,513,745     $74,348,601
Gross Additions
 Shares                         1,390,000
 Cost                         $ 4,295,117     $ 4,826,782
Gross Deductions
 Shares                              --
 Cost                         $      --       $24,776,147
September 30, 2005
 Balance
 Shares                         3,000,000
 Cost                         $15,808,862     $54,399,236
--------------------------------------------------------------
Realized gain (loss)          $         0     $10,957,844
--------------------------------------------------------------
Investment income             $         0     $         0
--------------------------------------------------------------

 * As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Advisor, Fund, Company, or any other client of the Advisor.

** Security that was affiliated during the year ended September 30, 2005, but not at September 30, 2005.

8. LINE OF CREDIT

The Emerging Growth Fund has a $50,000,000 line of credit with U.S. Bank, N.A expiring July 31, 2006. The interest rate on any borrowings is the Bank's announced prime rate and borrowings would be for liquidity purposes. The Emerging Growth Fund pays a commitment fee equal to the amount of the line at a rate of 0.12% per annum. During the year ended September 30, 2005, the Emerging Growth Fund did not draw upon the line of credit.

9. RELATED PARTY TRANSACTIONS

As of September 30, 2005, related parties of the Emerging Growth Fund beneficially owned 7,950,800 shares or 19.7% of the Fund's outstanding shares (1.8% of which was owned through the Advisor's profit sharing plan). As of September 30, 2005, the Advisor's profit sharing plan held 27,752 shares or 1.4% of the Total Quality Management Fund's outstanding shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Kopp Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Kopp Emerging Growth Fund and the Kopp Total Quality Management Fund (each a series of Kopp Funds, Inc.) at September 30, 2005, the results of each of their operations for the year then ended, the changes in net assets of Kopp Emerging Growth Fund for each of the two years in the period then ended, the changes in net assets of Kopp Total Quality Management Fund for the year then ended, the financial highlights of Kopp Emerging Growth Fund for each of the five periods in the period then ended and the financial highlights of Kopp Total Quality Management Fund for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Kopp Total Quality Management Fund for each of the periods ended September 30, 2004 and prior were audited by other auditors whose report dated November 8, 2004 expressed an unqualified opinion on those statements.

(PRICEWATERHOUSECOOPERS LLP SIGNATURE)

Milwaukee, Wisconsin
November 17, 2005

NOTICE TO SHAREHOLDERS
SEPTEMBER 30, 2005 (UNAUDITED)

For the year ended September 30, 2005 certain dividends paid by the Total Quality Management Fund may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 99.4%.

For corporate shareholders in the Total Quality Management Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2005 was 99.4%.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES -- A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-888-533-KOPP and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2005 -- Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge upon request by calling 1-888-533-KOPP and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q -- The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the U.S. Securities and Exchange Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds' Forms N-Q is also available upon request by calling 1-888-533-KOPP.

Except for historical information, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described in each Fund's current Prospectus, other factors bearing on this report include the accuracy of the advisor's forecasts and predictions and the appropriateness of the investment program designed by the advisor to implement its strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

DIRECTORS AND OFFICERS OF THE FUNDS

                             Position(s)
                              Held with
  Name, Address and Age       the Funds      Term of Office and Length of Time Served  Principal Occupation(s) During Past 5 Years
  ---------------------      -----------     ----------------------------------------  -------------------------------------------

INDEPENDENT DIRECTORS
Robert L. Stehlik          Director          Term expiring earlier of death,           Retired; Senior Vice President, Peoples
10313 Normandy Crest                         resignation, removal, disqualification    Bank of Commerce (1998-2003); Senior Vice
Eden Prairie, MN 55347                       or successor duly elected and qualified.  President, Richfield Bank & Trust Co.
Age: 67                                      Director of the Funds since 1997.         (1994-1998)

Thomas R. Stuart           Director          Term expiring earlier of death,           Chairman and Chief Executive Officer,
3400 Technology Drive                        resignation, removal, disqualification    Bureau of Engraving, Inc., a private
Minneapolis, MN 55418                        or successor duly elected and qualified.  manufacturer (1988-present)
Age: 61                                      Director of the Funds since 1997.


INTERESTED DIRECTOR AND OFFICERS
John P. Flakne*            Director, Chief   Term expiring earlier of death,           Secretary, Advisor and Secretary, Chief
7701 France Avenue South   Executive         resignation, removal, disqualification    Compliance Officer and AML Compliance
Suite 500                  Officer,          or successor duly elected and qualified.  Officer, Distributor (August 2005-present);
Edina, MN 55435            President,        Director of the Funds since 2004.         Executive Vice President, Advisor
Age: 40                    Chief Financial   Re-elected by the Board annually; Chief   (2003-present); Chief Financial Officer,
                           Officer,          Executive Officer and President of the    Advisor and Chief Executive Officer and
                           Secretary and     Funds since 2004; Chief Financial         Chief Financial Officer, Distributor (2000-
                           Treasurer         Officer and Treasurer of the Funds since  present); Controller, Advisor (1998-2000);
                                             1998. Secretary of the Funds since        Director and Chairman of the Funds
                                             August 2005.                              (2004-2005)

Gregory S. Kulka           First Vice        Re-elected by the Board annually; First   Executive Vice President -- Marketing,
7701 France Avenue South,  President         Vice President of the Funds since 1997.   Advisor (2003-present); First Vice
Suite 500                                                                              President-Marketing, Advisor (1991- 2003);
Edina, MN 55435                                                                        Vice President-Marketing, Distributor
Age: 50                                                                                (1997-present)

Pamela M. Krill            Chief             Re-elected by the Board annually; Chief   Chief Compliance Officer, Advisor (August
One East Main Street       Compliance        Compliance Officer of the Funds since     2005-present); Shareholder, Godfrey & Kahn,
Suite 500                  Officer           August 2005.                              S.C., a law firm (2003-present); Associate,
P.O. Box 2719                                                                          Godfrey & Kahn, S.C. (1994-2003)
Madison, WI 53701
Age: 39


                           Number of Portfolios in  Other Public
                                Fund Complex        Directorships
                                  Overseen             Held by
  Name, Address and Age          by Director          Director
  ---------------------    -----------------------  -------------
INDEPENDENT DIRECTORS
Robert L. Stehlik                     2             MagStar
10313 Normandy Crest                                Techologies,
Eden Prairie, MN 55347                              Inc.
Age: 67

Thomas R. Stuart                      2             None
3400 Technology Drive
Minneapolis, MN 55418
Age: 61

INTERESTED DIRECTOR AND OFFICERS
John P. Flakne*                       2             None
7701 France Avenue South
Suite 500
Edina, MN 55435
Age: 40

Gregory S. Kulka                     N/A            N/A
7701 France Avenue South,
Suite 500
Edina, MN 55435
Age: 50

Pamela M. Krill                      N/A            N/A
One East Main Street
Suite 500
P.O. Box 2719
Madison, WI 53701
Age: 39


* Mr. Flakne is deemed to be an "interested person" of the Funds, as defined in the 1940 Act, because of his position with Advisor.

The Statement of Additional Information (SAI) includes additional information about directors and officers of the Funds and is available upon request without charge by calling 1-888-533-5677, or writing Kopp Funds, Inc., 7701 France Avenue South, Suite 500, Edina, MN 55435.

BOARD APPROVAL OF INVESTMENT
ADVISORY AGREEMENT

When the Board reviewed the agreement between the Corporation and Advisor, dated as of October 1, 1997, as amended (the "Advisory Agreement"), with respect to the Funds on August 8, 2005, it was provided with materials relating to, and considered and evaluated, the following key items: (i) the terms and conditions of the agreement, including the nature, extent, and quality of the services provided to the Funds by Advisor; (ii) a comparison of the Funds' fees and expenses in relation to various industry averages; (iii) the costs incurred by Advisor in providing advisory services to the Funds and the profitability of the Funds to Advisor; (iv) the performance of the Emerging Growth Fund since the Fund commenced operations on October 1, 1997 and the performance of the Total Quality Management Fund since Advisor began managing it on October 1, 2004; and
(v) the directors' legal duties in considering the approval of the agreement.

The Board's analysis of the nature, extent and quality of Advisor's services to the Funds took into account knowledge gained over the course of interacting with Advisor during the Board's regular quarterly meetings throughout the year. In addition, the Board considered Advisor's resources and personnel involved in providing investment management services to the Funds, including the extensive experience and comprehensive qualifications of such personnel. The Board also considered that the Advisor provided other services to the Funds, such as selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Funds' investment restrictions, providing support services to the Board, oversight of the Funds' other service providers, and monitoring compliance with other applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by Advisor to the Funds was appropriate and that the Funds were likely to continue to benefit from services provided under the Advisory Agreement.

Moreover, the Board examined the fee and expense information for the Funds relative to other funds of comparable size, character and investment objective as determined by Lipper. The Board noted that the Emerging Growth Fund's investment management fee was in the fourth quartile relative to peer funds, and also observed that the Fund's total expense ratio for Class A, Class I and Class C shares was in the third quartile, second quartile and fourth quartile, respectively, relative to the Fund's peers. The Board noted that the Total Quality Management Fund's investment management fee was in the fourth quartile relative to peer funds, but also observed that the Fund's total expense ratio, after the Fund's expense limitation was considered, was in the second quartile relative to the Fund's peers. The Board also considered the costs incurred by Advisor in providing investment management services to the Funds and the profitability of the Funds to Advisor. In this regard, the Board considered the expense limitation agreement in place for the Total Quality Management Fund, which will continue through September 2006, and Advisor's investment in proprietary research, which benefits the Funds as well as other clients. The Board noted that Advisor received minimal ancillary benefits from its association with the Funds in the form of soft dollar research. In light of the foregoing, the Board concluded that the Funds' fees and expenses were reasonable with respect to the services provided.

The Board considered the recent performance of the Emerging Growth Fund as well as the Fund's performance since its inception, noting that the Fund's performance had been below its benchmark index. In this regard, the Board discussed Advisor's quarterly portfolio commentary and review of the

Fund's performance, including the reasons for the Fund's underperformance during certain periods. The Board also considered the performance of the Total Quality Management Fund since Advisor took over as investment manager, noting that the Fund had outperformed its benchmark index during this time period. After considering this information, the Board concluded that the Funds and their respective shareholders were likely to benefit from Advisor's continued management of the Funds.

On the basis of its review and the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Funds' shareholders.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

[KOPP FUNDS LOGO]
(C)2005 Kopp Investment Advisors, LLC

DIRECTORS

John P. Flakne (Chairman)
Robert L. Stehlik
Thomas R. Stuart

OFFICERS

John P. Flakne, Chief Executive and Financial Officer, President, Secretary and Treasurer
Gregory S. Kulka, First Vice President
Pamela M. Krill, Chief Compliance Officer

INVESTMENT ADVISER

KOPP INVESTMENT ADVISORS, LLC
7701 France Avenue South, Suite 500
Edina, MN 55435
                                                       ANNUAL REPORT 2005

                                                       KOPP EMERGING GROWTH FUND

                                                       KOPP TOTAL QUALITY
                                                          MANAGEMENT FUND

ADMINISTRATOR AND TRANSFER AGENT

U.S. BANCORP FUND SERVICES, LLC

For overnight deliveries,    For regular mail deliveries,
use:                         use:
Kopp Funds, Inc.             Kopp Funds, Inc.
c/o U.S. Bancorp Fund        c/o U.S. Bancorp Fund
  Services, LLC              Services, LLC
Third Floor                  P.O. Box 701
615 East Michigan Street     Milwaukee, WI 53201-0701
Milwaukee, WI 53202-5207

CUSTODIAN

U.S. BANK, N.A.
P.O. Box 701
Milwaukee, WI 53201-0701

DISTRIBUTOR

CENTENNIAL LAKES CAPITAL, LLC
7701 France Avenue South, Suite 500
Edina, MN 55435

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, WI 53202

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 North Water Street
Milwaukee, WI 53202

Kopp Funds, Inc. are distributed by Centennial Lakes Capital, LLC, a member of the NASD and an affiliate of Kopp Investment Advisors, LLC and the Funds.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to a provision of its code of ethics that applies to the registrant's principal executive officer and principal financial officer during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's Board of Directors has determined that there are two audit committee financial experts serving on its audit committee. Mr. Thomas R. Stuart and Mr. Robert L. Stehlik are the "audit committee financial experts" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees by the principal accountant.

-----------------------------------------------------------------------------
                              FYE  9/30/05            FYE  9/30/04
-----------------------------------------------------------------------------

Audit Fees                    $37,000                 $17,500

Audit-Related Fees            $0                      $0

Tax Fees                      $11,000                 $3,300

All Other Fees                $0                      $0
-----------------------------------------------------------------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.- not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

--------------------------------------------------------------------------------------------
Non-Audit Related Fees                      FYE  9/30/05             FYE  9/30/04
--------------------------------------------------------------------------------------------

Registrant                                  $0                       $0

Registrant's Investment Adviser             $0                       $0
--------------------------------------------------------------------------------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
--------------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.
--------------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant's service providers.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  Kopp Funds, Inc.
                       ---------------------------------------------------------

         By (Signature and Title)* /s/ John P. Flakne
                                   ---------------------------------------------
                                   John P. Flakne, Chief Executive and Financial Officer, President, Secretary and Treasurer

         Date   11/30/05
                ----------------------------------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)* /s/ John P. Flakne
                                   ---------------------------------------------
                                   John P. Flakne, Chief Executive and Financial Officer, President, Secretary and Treasurer

         Date   11/30/05
                ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.